UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2010

Smart Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 320 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-765-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2010, Smart Online, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, the Company submitted the election of the following directors to a vote of its stockholders, the results of which vote are summarized below.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Dror Zoreff	14,713,433	22,077	0	0
Shlomo Elia	14,713,433	22,077	0	0
Amir Elbaz	14,713,433	22,077	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.
June 23, 2010
By: /s/Dror Zoreff
Name: Dror Zoreff
Title: Interim President and Chief Executive Officer